UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 6, 2009

Venture Financial Group, Inc.
(Exact Name of Registrant as specified in its charter)

Washington	0-24024	91 - 1277503
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1495 Wilmington Dr.
PO Box 970
DuPont, Washington 98327
Address of Principal Executive Office and Zip Code

Registrant's telephone number including area code 253-441-4000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective April 6, 2009, Venture Financial Group, Inc., holding company of Venture Bank, and the Federal Reserve Bank of San Francisco entered into a Written Agreement. Pursuant to the agreement, the Company has agreed to seek the prior approval of the Federal Reserve before declaring or paying dividends, incurring debt or repurchasing shares. Consistent with our plans to preserve capital, we have no plans to undertake any of the foregoing activities. The primary purpose of the Agreement is to ensure that an agreement and plans are in place to conserve capital and to inject more capital into the bank. We are currently in compliance with the agreement and will be completing additional items under the agreement including submitting a copy of our Capital Restoration Plan to the Federal Reserve within 10 days. The Written Agreement is attached as Exhibit 99.1.

Item 8.01 Other Information

On April 8, 2009, Venture Financial Group issued a press release providing an update on capital raising activities and regulatory matters. The press release is attached as Exhibit 99.2.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements about Venture Financial Group’s plans and anticipated results of operations and financial condition. These statements relate primarily, but are not limited, to statements about management’s present plans and intentions to address the Federal Reserve’s Written Agreement, including raising additional capital, and our expectations of success in those endeavors. Because forward-looking statements are, in part, an attempt to project future events and explain management’s current plans and expectations, they are subject to risks and uncertainties that could cause our actions and our results to differ materially from those set forth in such statements. These risks and uncertainties include, without limitation, our ability to increase our regulatory capital to required levels and to maintain those levels and our ability to satisfy the terms and conditions of regulatory agreements. Other risks are set forth in our filings with the Securities and Exchange Commission (“SEC”). We do not undertake to update our forward looking statements or the factors that may cause us to deviate from them, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.
99.1 Written Agreement
99.2 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTURE FINANCIAL GROUP, INC.
(Registrant)

Date:	April 8, 2009	By:	/s/ Sandra Sager
Sandra Sager
Chief Financial Officer